Derivatives	3 Months Ended
Mar. 31, 2017
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives
As of March 31, 2017, we had an open position of 52,590 tonnes related to LME forward financial sales contracts, 48,540 tonnes of which are with Glencore, to fix the forward LME price (the “Forward Financial Sales Contracts”). Of these Forward Financial Sales Contracts, 49,500 tonnes settle monthly, on a ratable basis, through December 31, 2017, with the remainder expected to settle between November 1, 2019 and December 31, 2020. We also have financial contracts with Glencore to offset fixed price sales arrangements with certain of our customers (the “fixed for floating swaps”) to remain exposed to the LME price. As of March 31, 2017, we had an open position related to such arrangements of 7,931 tonnes settling at various dates through May 2018.
During 2017, we also entered into financial contracts to fix the forward price of approximately 4% of power purchases at Grundartangi for the period November 1, 2019 through December 31, 2020 (the “power price swaps”). The power price swaps are not designated as cash flow hedges. As of March 31, 2017, we had an open position of 256,200 MWh related to the power price swaps.

As of March 31, 2017, we had a derivative asset and liability of $1,610 and $14,915, respectively, in the consolidated balance sheets. We recognized a loss of $16,137 related to our derivative instruments during the quarter ended March 31, 2017 in the consolidated statements of operations, substantially all of which related to transactions with Glencore. The impact of the derivative instruments on the consolidated balance sheets and consolidated statements of operations was not material for the corresponding prior periods presented.